UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 6, 2020
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue,	St. Louis,	Missouri	63105
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 6, 2020 (the “2020 Annual Meeting”). The following matters were submitted to a vote at the 2020 Annual Meeting and the voting results are as follows:

1. Election of Directors: The twelve nominees named in the Company’s 2020 Proxy Statement were elected to serve a one-year term expiring in 2021 or until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael A. DeCola	19,532,793	930,624	2,654,014
James F. Deutsch	20,424,896	38,521	2,654,014
John S. Eulich	20,370,341	93,076	2,654,014
Robert E. Guest, Jr.	19,598,420	864,997	2,654,014
James M. Havel	20,427,808	35,609	2,654,014
Judith S. Heeter	20,264,874	198,543	2,654,014
Michael R. Holmes	20,347,976	115,441	2,654,014
Nevada A. Kent, IV	20,359,900	103,517	2,654,014
James B. Lally	20,422,304	41,113	2,654,014
Anthony R. Scavuzzo	20,294,949	168,468	2,654,014
Eloise E. Schmitz	20,413,010	50,407	2,654,014
Sandra A. Van Trease	19,275,094	1,188,323	2,654,014

2.Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal year 2020 was ratified as follows:

Votes For	Votes Against	Abstain
22,306,513	801,148	9,770

3. Advisory (Non-Binding) Approval of Executive Compensation. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,815,202	275,709	372,506	2,654,014

No other matters were considered and voted on by the shareholders at the 2020 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 8, 2020	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer